Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony J. Branca, Chief Financial Officer of ICON GP 14, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.  (the “LP”) on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: May 14, 2010

/s/ Anthony J. Branca
Anthony J. Branca
Chief Financial Officer ICON GP 14, LLC General Partner of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.